Second Quarter 2026 Earnings Presentation August 6, 2026 TM

Disclaimer 2 Forward-Looking Statements This presentation, and other statements that GPGI, Inc. (“GPGI,” “we,” “us” or the “Company”) may make in connection therewith, contains forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. These statements are based on the beliefs and assumptions of management. Although GPGI believes that its plans, intentions, and expectations reflected in or suggested by these forward-looking statements are reasonable, GPGI cannot assure you that it will achieve or realize these plans, intentions, or expectations. Forward-looking statements are inherently subject to risks, uncertainties, and assumptions. Generally, statements that are not historical facts, including statements concerning GPGI’s possible or assumed future actions, business strategies, events, results of operations, geopolitical and macroeconomic conditions, demand, the implementation of the Resolute Operating System, and guidance for 2026, are forward-looking statements. In some instances, these statements may be preceded by, followed by, or include the words “believes,” “estimates,” “expects,” “projects,” “forecasts,” “may,” “will,” “should,” “seeks,” “plans,” “scheduled,” “anticipates,” “trend,” “sees,” “intends” or the negatives of these terms or variations of them or similar terminology. Forward-looking statements are not guarantees of performance. You should not put undue reliance on these statements which speak only as of the date hereof. You should understand that the following important factors, among others, could affect GPGI’s future results and could cause those results or other outcomes to differ materially from those expressed or implied in GPGI’s forward-looking statements: the ability of GPGI and its businesses to grow and manage growth profitably, maintain relationships with customers, compete within its industries and retain key employees; adverse impacts of global economic, business, competitive and/or other factors, including tariffs, regional instability, including in the Middle East, and changes in the prices for inputs including oil and resin; the outcome of any legal proceedings involving GPGI or others; future exchange and interest rates; changes in our accounting and/or financial presentation; and other risks and uncertainties, including those under “Risk Factors” in filings that have been made or will be made with the Securities and Exchange Commission. GPGI undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. Non-GAAP Financial Measures This presentation includes certain Non-GAAP financial measures that are not prepared in accordance with accounting principles generally accepted in the United States (“GAAP”) and that may be different from Non-GAAP financial measures used by other companies. Due to the spin-off of Resolute Holdings and the resulting shift to equity method accounting under GAAP beginning February 28, 2025, GPGI is presenting a broader set of Non-GAAP measures, including an adjusted Statement of Operations (Unaudited), an adjusted Balance Sheet (Unaudited) and an adjusted Statement of Cash Flows (Unaudited) to provide investors with financial information that we believe allows for greater comparability with our historical financial presentation and better represents the underlying performance of the Company’s business across reporting periods. Measures labeled “Adjusted,” including Adjusted Net Sales, Adjusted Net Income, Adjusted Net Income per Share and Adjusted Net Debt, show GPGI’s financial results as if GPGI consolidated the financial results of its operating businesses consistently across periods, and exclude certain non-recurring and non-operational items, which we believe provides for greater comparability across periods. Additionally, measures labeled “Pro Forma,” including Pro Forma Net Sales, Pro Forma Adjusted EBITDA, Pro Forma Adjusted EBITDA Margin and Pro Forma Adjusted Free Cash Flow, also give effect to the Husky transaction as if it had occurred on January 1, 2025, for greater visibility of GPGI’s results following the completion of the transaction. GPGI uses these Non-GAAP measures internally to establish forecasts, budgets and operational goals to manage and monitor its business, as well as evaluate its underlying historical performance and/or measure incentive compensation. We believe that these Non-GAAP financial measures depict the true performance of the business by encompassing only relevant and controllable events, adjusting for variable interest entity accounting requirements that render our results incomparable across periods, and show the effect of acquisitions as if they had occurred at the beginning of the relevant period, enabling GPGI to evaluate and plan more effectively for the future. These Non- GAAP measures should not be considered as measures of financial performance under U.S. GAAP, and the items excluded from these measures are significant components in understanding and assessing GPGI’s financial performance. Additionally, GPGI’s debt agreements contain covenants based on variations of certain of these measures for purposes of determining debt covenant compliance. Please refer to the tables below for the reconciliation of GAAP measures to these Non-GAAP measures. Due to the forward-looking nature of the financial guidance included herein, the charges excluded from the forward-looking Non-GAAP financial measures including Pro Forma Net Sales, Pro Forma Adjusted EBITDA, Pro Forma Adjusted Margin and Pro Forma Adjusted Free Cash Flow including with respect to depreciation, amortization, interest, and taxes that would be required to reconcile the Non-GAAP financial measures to GAAP measures are inherently uncertain or difficult to predict, so it is not feasible to provide accurate forecasted Non-GAAP reconciliations without unreasonable effort. Consequently, no disclosure of estimated comparable GAAP measures is included, and no reconciliation of the forward-looking Non-GAAP financial measures is included. Industry and Market Information Statements in this presentation concerning the industries and the markets in which we operate, including our general expectations and competitive position, business opportunity and market size, growth and share, are based on information from independent industry organizations and other third-party sources, data from our internal research and management estimates. Management estimates are derived from publicly available information and the information and data referred to above and are based on assumptions and calculations made by us based upon our interpretation of such information and data. The information and data referred to above are imprecise and may prove to be inaccurate because the information cannot always be verified with complete certainty due to the limitations on the availability and reliability of raw data, the voluntary nature of the data gathering process and other limitations and uncertainties. As a result, please be aware that the data and statistical information in this presentation may differ from information provided by our competitors or from information found in current or future studies conducted by market research institutes, consultancy firms or independent sources. GPGI CompoSecure Husky

GPGI 2Q26 Highlights Progress Across Platform: Strength at CompoSecure & Navigating Transient Market Headwinds at Husky Reiterating full year 2026 guidance ▪ Flat organic revenue growth and Pro Forma Adjusted EBITDA up 7% y/y at midpoint of range ▪ Continued strong performance anticipated at CompoSecure ▪ Anticipate normal seasonality, slight market improvement, improved operating leverage, and cost actions support rebound at Husky Market demand drivers ▪ CompoSecure seeing robust demand from traditional banks, leading fintechs, and consumer co-brands ▪ Husky seeing long-cycle customer demand starting to recover going into seasonally stronger second half Committed to continued ROS deployment and strategic investments ▪ CompoSecure one year ahead of Husky – see clear impact from high-performance culture and investments ▪ Aggressive ROS implementation and cultural change underway GPGI CompoSecure Husky 2Q performance ▪ CompoSecure delivered record sales, strong operating performance, and continued margin expansion ▪ Husky navigating continued market headwinds as oil / resin prices remain elevated due to ongoing Middle East conflict and tariff uncertainty 3

GPGI | CompoSecure | Husky

GPGI

GPGI 2Q26 Financial Performance

In-Line with Revised Guidance: Strength at CompoSecure & Transient Market Headwinds at Husky

Adjusted Net Sales ($mn)



▼ (4.1%)
Husky / CompoSecure
$493.7
$374.1
$119.6
$473.2
$339.6
↓ 9.2%
$133.6
↑ 11.7%
2Q25
2Q26

- CompoSecure benefited from accelerating demand across banks, fintechs, and co-brands
- Husky still facing market uncertainty from ongoing Middle East hostilities, elevated oil / resin prices, and continued tariff changes, but seeing initial demand recovery

PF Adjusted EBITDA ($mn)



▼ (12.5%)
Husky / CompoSecure
$130.2¹
$83.9
$48.6
$113.9¹
$64.9
↓ 22.6%
$55.2
↑ 13.6%
2Q25
2Q26

- CompoSecure delivered significant EBITDA growth from higher sales and operational productivity gains
- Husky decline due to lower sales and continued investments partially offset by cost savings – full realization in 2H

PF Adjusted EBITDA Margin



▼ 230bps
26.4%
24.1%
2Q25
2Q26

- CompoSecure margin expansion from ROS initiatives delivering improved manufacturing yields and operational efficiencies
- Husky cost actions helping offset under absorbed labor costs, negative but improving operating leverage, and one-time investments

ROS driven performance at CompoSecure offset by continued transient market weakness for Husky

Note: Non-GAAP measures are defined on page 2 and reconciled in the Appendix.

1. *GPGI Pro Forma Adjusted EBITDA includes Corporate Pro Forma Adjusted EBITDA of ($2.3m) and ($6.2m) for 2Q25 and 2Q26, respectively.*

4

GPGI | CompoSecure | Husky

GPGI

Reiterating FY26 Guidance

Focused on Execution – Implementing ROS to Catalyze Growth and Improve Profitability

($ in millions)

Guidance Metrics	FY26[1]
Pro Forma Adjusted Net Sales	**$1,950 – $2,100** ***(+0% y/y)***
Pro Forma Adjusted EBITDA	**$550 – $610** ***(+7% y/y)***
Pro Forma Adjusted EBITDA Margin	**27.0% – 29.0%** ***(+120bps)***
Pro Forma Adjusted Free Cash Flow[2]	**$275 – $325**

Delay ← Iran? Oil? Tariffs? → Resolve

GPGI Expectations

- Flat organic revenue growth in FY26 – resilience despite Husky market weakness
  - CompoSecure to grow LDD driven by continued penetration of large, untapped addressable market
  - Husky to decline L-MSD driven by macro disruptions and related demand softness in select regional markets
- Margin expansion in the second half from organic sales growth, continued cost savings, and fixed cost leverage from ROS implementation
- Healthy free cash flow even with higher growth capital expenditures
- Effectively mitigating tariff impacts through pricing and sourcing initiatives

Note: Non-GAAP measures are defined on page 2 and reconciled in the Appendix.
1. *Year-over-year growth rate based on midpoint of guidance ranges. For FY26, measures include pro forma effect of Husky for periods prior to the completion of the Husky acquisition on January 12, 2026.*
2. *Represents cash flow from operations (excluding one-time Husky transaction and debt refinancing expenses) less capex. Includes ~$45m of one-time growth capex across both CompoSecure and Husky.*

5

GPGI | CompoSecure | Husky

GPGI
Great Positions | Good Industries

GPGI Strategy for Compounding

High ROIC Businesses + Resolute Operating System = Compounding Core with Optionality for Disciplined M&A

Additional platforms add to GPGI's compounding flywheel


Portfolio of
Great Positions in Good Industries
=
High Returns on Capital
Systematic deployment of ROS
=
Improved Growth & Margins
Higher earnings and cash flow
Prioritize organic and bolt-on investments as high ROIC sources to enhance core
New platform investments pursued when returns are attractive
Priority 1
Priority 2
GPGI
Great Positions | Good Industries

M&A Investment Criteria:

- ✓ Great position
- ✓ Good industry
- ✓ Differentiates with technology
- ✓ Strong organic growth
- ✓ Inorganic growth opportunities
- ✓ Room for margin expansion

Key Enablers

Permanent Capital	ROS Deployment	Corporate Structure
invest with long-term view	*proven playbook across platforms*	*minimal overhead – operator focus*

GPGI focuses on high incremental returns on capital via organic investments and disciplined M&A

6

GPGI | CompoSecure | Husky

GPGI

CompoSecure 2Q26 Summary

Delivering Record Adjusted Net Sales and Strong Operating Performance

Record Adjusted Net Sales of $133.6 million up 11.7% compared to second quarter 2025, driven by robust demand from across a broadening customer base, including new program wins.

Record Pro Forma Adjusted EBITDA of $55.2 million, up 13.6%, and margins up ~70bps to 41.3% compared to second quarter 2025, due to organic revenue growth and continued operational efficiencies from ROS implementation.

Numerous high-profile card program wins include Samsung, US Bank's Amazon Business, American Express Delta SkyMiles Reserve relaunch, Klarna, DolarApp ARQ, and Kast.

Opening London Design Center to establish a customer-centric hub that demonstrates CompoSecure's commitment to international expansion.

Won 5 Élan Awards of Excellence at ICMA's 2026 EXPO including best personalization product, unique innovation, unique innovation prototype, metal feature card, and best regional card in North America.

Record sales and continued operational efficiencies in the second quarter

Note: Non-GAAP measures are defined on page 2 and reconciled in the Appendix.

7

Commercial Momentum in Secularly Growing Market Securing High-Profile Customer Wins as Addressable Market Expansion Continues Source: Public filings. 1. Excludes debit and prepaid cards – using 1Q26 given latest reported data from both Visa and Mastercard. Recent program wins expand CompoSecure’s market leadership as cards in circulation growth continues GPGI CompoSecure Husky (Number of credit cards in circulation by respective networks in millions of cards1) 5.9% CAGR & 575mn+ Incremental Credit Cards Visa / Mastercard Increasing Cards in CirculationRecent Program Wins 8 645 693 764 846 914 1,585 1,632 1,690 1,791 1,895 2,230 2,325 2,454 2,637 2,809 Q1 '22 Q1 '23 Q1 '24 Q1 '25 Q1 '26 Domestic International

GPGI | CompoSecure | Husky

GPGI

CompoSecure 2Q26 Financial Performance

Significant Progress Against All Key Metrics Catalyzed by ROS

Adjusted Net Sales ($mn)


▲ 11.7%
$119.6
$133.6
2Q25
2Q26

- Robust demand across diversified customer base, including new program wins
- Reinvigorated go-to-market with global sales process training and enhanced sales enablement tools

PF Adjusted EBITDA ($mn)


▲ 13.6%
$48.6
$55.2
2Q25
2Q26

- Process innovation consistently improving manufacturing yields and output
- Increased volumes driving record income
- Supporting growth investments

PF Adjusted EBITDA Margin


▲ ~70bps
40.6%
41.3%
2Q25
2Q26

- Improved product mix from 1Q26
- Investment in engineering and manufacturing capabilities enhancing margins

Record results driven by ROS-enabled gains

Note: Non-GAAP measures are defined on page 2 and reconciled in the Appendix.

9

GPGI | CompoSecure | Husky

GPGI

Husky 2Q26 Summary

Performance in Line with Revised Expectations – Positioned to Deliver in Second Half

Adjusted Net Sales of $339.6 million down 9.2% compared to second quarter 2025, driven by declines in new systems and hot runner sales, offsetting growth in aftermarket tooling, spare parts, and services.

Pro Forma Adjusted EBITDA of $64.9 million down 22.6%, with margins down ~330bps compared to second quarter 2025, due to lower revenues with resulting negative operating leverage, offsetting initial savings from ongoing cost actions, but demonstrating strong rebound sequentially from first quarter.

Results in line with expectations and positioned to deliver in second half; order growth and pipeline strength provides support for revenue growth and improved profitability in 2H, consistent with historical trends.

Continued commercial momentum for Advantage+Elite remote monitoring solution supported by strong renewal rates, expanding adoption across the installed base, and new pilot programs.

Appointed Mohammad Kanaan as CFO, Karen Stone as CHRO, and Benoit Jeanjot as SVP of Operations; proven leaders that can accelerate the cultural transformation underway and position Husky for its next phase of growth.

Navigating transient headwinds – focused on disciplined execution, ROS implementation, and ongoing investment

Note: Non-GAAP measures are defined on page 2 and reconciled in the Appendix.

10

GPGI | CompoSecure | Husky

GPGI

Husky Product Line Outlook

Global Installed Base + Long Term Customer Relationships Support Recurring Aftermarket Model

Product Line	Demand Trend	Key Drivers
New Systems *~30-35% of revenue*	↗	▪ Customers engaging in long-term capacity planning and selectively moving forward with investment decisions as confidence gradually returns ▪ Beverage consumption trends remain healthy, and customers continue to focus on securing the capacity and productivity needed to meet future demand ▪ Husky's efficiency and total cost of ownership advantage makes value proposition even more compelling during periods of elevated resin and operating costs
Aftermarket Tooling *~40% of revenue*	→	▪ Driven by brands changing form factors, launching new products, and necessary maintenance – pause in product changes during periods of resin price volatility, creating temporary order deferral ▪ Robust and growing pipeline gives confidence that demand is deferred rather than cancelled ▪ Longer term trends like lightweighting, sustainability, and packaging optimization remain powerful demand drivers for our tooling solutions
Service *~25-30% of revenue*	→	▪ Driven by required maintenance – saw year-over-year improvement in spare parts as customers prioritized productivity by maintaining uptime across their existing installed base ▪ Advantage+Elite continues to gain traction with customers, supported by strong renewal rates and expanding adoption – proactive monitoring and predictive maintenance significantly improves uptime ▪ Connecting more systems to Advantage+Elite expected to accelerate recurring service revenue, while also supporting additional aftermarket parts sales through proactive maintenance recommendations

Underlying growth drivers across our markets remain intact

11

GPGI | CompoSecure | Husky

GPGI

Product Leadership in Secularly Growing Market

Needle Moving Innovation Designed to Capitalize on Global PET Demand Growth

Husky's Products Deliver Differentiated Value

Less Resin
lightweighting reduces resin usage, which is ~75%+ of bottle cost

Less Energy
configuration enhancements save energy costs

Less Labor
automation reduces operator hours, driving labor savings

Less Downtime
proactive maintenance monitoring reduces downtime risk

Higher OEE
higher throughput, lower cycle times

Higher Yield
lower reject rates, less scrap

Consumption Underlies Global PET Demand



Mt
80
70
60
50
40
30
20
10
0
-10
2020
2025
2030
2035
2040
2045
2050
2055
2060
CSD
Water
Other Beverages
Food
Non Food
Sheet
RPET

Consistent Innovation Expands TAM and Market Share



HyPET 6E
Injection Molding System



HyCAP 4
Beverage Closure System



HyLECTRIC 6
Packaging Molding Platform

Tailwinds Enhance Demand Velocity for Husky

- PET is superior packaging substrate driving product redesigns
- Aging installed base and legacy tech obsolescence require asset renewal
- Rise in sustainability mandates supports shift to recycled PET

Husky's innovation engine delivers industry-leading efficiency to capture growth in highly durable end markets

Source: Wood Mackenzie.

12

GPGI | CompoSecure | Husky

GPGI

Husky 2Q26 Financial Performance

Macro Headwinds Still Impacting Demand – 2Q Sequential Gains Expected to Continue Through 2H

Adjusted Net Sales ($mn)


(9.2%)
$374.1
$339.6
2Q25
2Q26

- Significant macroeconomic uncertainty impacting the business in 2Q26, as crude oil and resin prices peaked alongside the announcement of new Section 232 tariffs
- Persisting Middle East conflict contributed to continuing market uncertainty and delayed customer demand

PF Adjusted EBITDA ($mn)


(22.6%)
$83.9
$64.9
2Q25
2Q26

- Decline primarily attributable to lower revenue growth, under absorbed labor and fixed costs, and one-time strategic investments in R&D and sales capabilities
- Offset by ongoing realization of cost actions – expecting full realization in second half
- Supporting growth investments

PF Adjusted EBITDA Margin


~330bps
22.4%
19.1%
2Q25
2Q26

- Margin compression due to negative operating leverage and FX on a year-over-year basis
- Margins expected to continue sequential improvement throughout the second half with improving fixed cost absorption and ongoing cost saving actions

Managing through demand uncertainty while continuing seed planting investments to position for growth and margin expansion in 2H and 2027

Note: Non-GAAP measures are defined on page 2 and reconciled in the Appendix.

13

GPGI | CompoSecure | Husky

GPGI
Great Positions | Good Industries

GPGI Key Takeaways

ROS-Led Execution at Businesses – Platform Thesis Intact

GPGI
Great Positions | Good Industries

2Q Performance In-Line with Expectations	ROS Implementation Accelerating	Long-Term Platform Strategy On Track
Progress across the platform – continued strength at CompoSecure while seed planting at Husky as we navigate through transient market headwinds	Aggressive pursuit of cultural transformation and deployment of ROS underway to enable sustained inflection in financial performance	Combination of high ROIC businesses plus ROS deployment catalyzes GPGI's compounding flywheel through organic and bolt-on investments with optionality for new platform M&A

GPGI is on track to deliver in 2026 and accelerate into 2027

14

Appendix – Financial Supplement

GPGI | CompoSecure | Husky

GPGI

Capital Structure Update

Key Financial Metrics

($ in millions)

	As of June 30, 2026
Cash Balance	$115
Total Debt Outstanding[1]	$2,115
Net Debt	$2,000
LTM Net Debt / Pro Forma Adjusted EBITDA	3.9x
Revolver Capacity[2]	$378
Total Liquidity	$493

Credit Highlights

- GPGI has no near-term maturities
  - $400mn revolver matures in 2031 (~5 years)
  - $1.2bn term loan and $900mn of senior secured notes both mature in 2033 (~7 years)
- Term loan has annual amortization of $12mn – represents $3mn per quarter commencing in 3Q 2026 – with bullet payment at maturity (2033)
- Debt instruments are all covenant lite
- Targeting Non-GAAP year-end Net LTM leverage of approximately 3.0x

GPGI has ample liquidity and manageable leverage, with a continued focus on debt paydown

1. *Total debt outstanding includes term loan, senior secured notes, and drawn revolver.*
2. *Revolver capacity reflects undrawn revolver balance net of outstanding letters of credit.*

16

GPGI | CompoSecure | Husky

GPGI

Statement of Operations – 2Q26

Unaudited GAAP to Non-GAAP Operating Results

($ in millions)

Unaudited GAAP to Non-GAAP Operating Results	Three Months Ended June 30, 2026			
	GAAP	Elimination of Equity Method Investment	Addition of GPGI Holdings	Adjusted Non-GAAP GPGI, Inc.
Net sales	-	-	$473.2	$473.2
Cost of sales	-	-	308.2	308.2
Gross profit	-	-	165.0	165.0
Operating expenses:				
Selling, general, and administrative expenses	9.4	-	139.0	148.4
Income (loss) from operations	(9.4)	-	26.0	16.6
Other income (expense):				
Loss on remeasurement of TRA liability	(6.2)	-	-	(6.2)
Interest expense	-	-	(33.1)	(33.1)
Interest income	-	-	0.1	0.1
Gain (loss) on extinguishment of debt	-	-	96.2	96.2
Total other income (expense), net	(6.2)	-	63.2	57.0
Income (loss) before income taxes	(15.6)	-	89.2	73.6
Income tax (expense) benefit	(1.2)	-	(22.1)	(23.3)
Earnings in GPGI Holdings L.L.C equity method investment	67.1	(67.1)	-	-
Net Income (Loss)	**$50.3**	**($67.1)**	**$67.1**	**$50.3**
Add:				
Depreciation and amortization				64.3
Income tax expense (benefit)				23.3
Interest expense, net (1)				33.0
Stock-based compensation				6.1
Husky transaction cost				1.3
Loss (gain) on extinguishment and refinancing of debts				(96.2)
Loss on remeasurement of TRA liability				6.2
Loss (gain) on sale of assets				0.3
FX (gain) loss				(1.9)
Severance costs				3.6
Fair value inventory step up				23.6
Pro Forma Adjusted EBITDA				**$113.9**

Note: The Non-GAAP column represents a consolidation of the Company's results with those of GPGI Holdings L.L.C. ("GPGI Holdings"), for consistency with prior consolidated presentation.

1. Includes amortization of deferred financing costs for the three months ended June 30, 2026.

17

GPGI | CompoSecure | Husky

GPGI
GREAT POSITIONS | GOOD INDUSTRIES

Statement of Operations – 2Q25

Unaudited GAAP to Non-GAAP Operating Results

($ in millions)

Unaudited GAAP to Non-GAAP Operating Results	Three Months Ended June 30, 2025					
	GAAP	Elimination of Equity Method Investment	Addition of GPGI Holdings	Adjusted Non-GAAP GPGI, Inc.	Addition of Husky Holdings	PF Adjusted Non-GAAP GPGI, Inc.
Net sales	-	-	$119.6	$119.6	$374.1	$493.7
Cost of sales	-	-	50.8	50.8	245.2	296.0
Gross profit	-	-	68.8	68.8	128.9	197.7
Operating expenses:						
Selling, general and administrative expenses	2.6	-	27.8	30.4	99.2	129.6
Income (loss) from operations	(2.6)	-	41.0	38.4	29.7	68.1
Other income (expense):						
Revaluation of warrant liability	(53.5)	-	-	(53.5)	-	(53.5)
Revaluation of earnout consideration liability	(10.7)	-	-	(10.7)	-	(10.7)
Interest expense	-	-	(3.5)	(3.5)	(65.0)	(68.5)
Interest income	-	-	1.4	1.4	0.3	1.7
Total other income (expense), net	(64.2)	-	(2.1)	(66.3)	(64.7)	(131.0)
Income (loss) before income taxes	(66.8)	-	38.9	(27.9)	(35.0)	(62.9)
Income tax (expense) benefit	1.8	-	-	1.8	38.4	40.2
Earnings in GPGI Holdings, L.L.C equity method investment	38.9	(38.9)	-	-	-	-
Net Income (Loss)	**($26.1)**	**($38.9)**	**$38.9**	**($26.1)**	**$3.4**	**($22.7)**
Add:						
Depreciation and amortization				2.3	37.5	39.8
Income tax expense (benefit)				(1.8)	(38.4)	(40.2)
Interest expense, net (1)				2.1	64.7	66.8
Stock-based compensation				5.1	0.4	5.5
Mark-to-market adjustments, net (2)				64.1	-	64.1
Resolute spin-off costs				0.6	-	0.6
Business transformation and other				-	25.4	25.4
Platinum management fee				-	1.3	1.3
Incremental Pro Forma Management Fee				-	(10.4)	(10.4)
Pro Forma Adjusted EBITDA				**$46.3**	**$83.9**	**$130.2**

Note: The Non-GAAP columns represent a consolidation of the Company's results with those of GPGI Holdings, for consistency with prior consolidated presentation, and the addition of Husky results as if the Husky transaction had closed on January 1, 2025.

1. *Includes amortization of deferred financing costs for the three months ended June 30, 2025.*
2. *Includes the changes in fair value of warrant liability, derivative liabilities, and earnout consideration liability for the three months ended June 30, 2025.*

18

Statement of Cash Flows – YTD Unaudited (GAAP and Non-GAAP) Note: The Non-GAAP columns represent a consolidation of the Company’s results with those of GPGI Holdings, for consistency with prior consolidated presentation. Note: All instruments have been redeemed / exercised and no mark to market adjustments are expected going forward. ($ in millions) GPGI CompoSecure Husky 19 GAAP Non-GAAP CASH FLOWS FROM OPERATING ACTIVITIES: Net income (loss) ($184.7) ($202.7) Adjustments to reconcile net loss to net cash (used in) provided by operating activities Depreciation and amortization - 128.1 Stock-based compensation expense 5.3 11.4 (Earnings) losses in equity method investment 87.0 - Distributions from GPGI Holdings 20.1 - Amortization of deferred financing costs - 1.9 Non-cash operating lease expense - 8.0 Fair value inventory step-up - 23.6 Unrealized foreign exchange loss (gain) - (4.1) Deferred tax expense (benefit) 8.6 15.2 Gain on extinguishment of debt - (29.9) Loss on remeasurement of tax receivable agreement liability 28.1 28.1 Other - 3.9 Changes in assets and liabilities (8.4) (60.2) Net cash (used in) provided by operating activities ($44.0) ($76.7) CASH FLOWS FROM INVESTING ACTIVITIES: Investment in GPGI Holdings (2,120.4) - Distributions from GPGI Holdings 111.6 - Cash used for acquisition - (762.2) Purchase of property and equipment - (21.2) Proceeds from sale of property and equipment and intangible assets - 0.2 Maturities of short-term investments - 41.1 Capitalized software expenditures - (7.4) Net cash (used in) provided by investing activities ($2,008.8) ($749.5) CASH FLOWS FROM FINANCING ACTIVITIES: Repayment of preference share capital - (457.4) Payments for taxes related to net share settlement of equity awards - (26.6) Debt issuance costs - (37.1) Proceeds from revolving credit facility - 50.0 Proceeds from issuance of Class A common stock in relation to Husky Transaction 1,962.0 1,962.0 Payment of debt, net of associated fees - (3,369.4) Proceeds from issuance of long-term debt - net of discounts - 2,523.5 Payment of tax receivable agreement liability (14.6) (14.6) Dividends to Class A shareholders (1.5) (1.5) Net cash (used in) provided by financing activities $1,945.9 $628.9 Effect of exchange rate changes on cash and cash equivalents - 4.4 Net increase (decrease) in cash and cash equivalents (106.9) (192.9) Cash and cash equivalents, beginning of period 114.6 307.7 Cash and cash equivalents, end of period $7.7 $114.8 Six Months Ended June 30, 2026

GPGI | CompoSecure | Husky

GPGI

Balance Sheet – as of June 30, 2026

Unaudited (GAAP and Non-GAAP)

($ in millions)

	GAAP	Non-GAAP	GAAP	Non-GAAP
	June 30, 2026	June 30, 2026	December 31, 2025	December 31, 2025
ASSETS				
CURRENT ASSETS				
Cash and cash equivalents	$7.7	$114.8	$114.6	$271.6
Short-term investments	-	-	-	41.1
Accounts receivable	-	295.6	-	44.2
Inventories, net	-	322.9	-	44.2
Prepaid expenses and other current assets	3.8	40.2	5.5	8.6
Income taxes receivable	15.5	22.1	-	-
Total Current Assets	**$27.0**	**$795.6**	**$120.1**	**$409.7**
Property and equipment, net	-	$572.0	-	$21.6
Deferred tax asset	263.3	291.1	271.7	271.7
Intangible assets, net	-	1,711.8	-	1.9
Right of use assets, net	-	66.0	-	8.9
Goodwill	-	2,916.5	-	-
Other assets	-	13.9	-	1.6
Equity method investment	3,172.1	-	125.5	-
Total Assets	**$3,462.4**	**$6,366.9**	**$517.3**	**$715.4**
LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)				
CURRENT LIABILITIES				
Accounts payable	$2.2	$89.4	$0.9	$12.7
Accrued expenses	3.0	262.4	1.8	50.8
Deferred revenues	-	183.4	-	-
Current portion of tax receivable agreement liability	18.5	18.5	16.2	16.2
Current portion of long-term debt	-	12.0	-	15.0
Other current liabilities	-	59.7	-	0.1
Total Current Liabilities	**$23.7**	**$625.4**	**$18.9**	**$94.8**
Long-term debt, net of deferred finance costs	-	2,076.6	-	169.1
Deferred tax liability	-	214.9	-	-
Tax receivable agreement liability	266.4	266.4	255.2	255.2
Other liabilities	-	99.2	-	7.3
Total Liabilities	**$290.1**	**$3,282.5**	**$274.1**	**$526.4**
Stockholder's equity (deficit)	3,172.3	3,084.4	243.2	189.0
Total Liabilities and Stockholder's Equity (Deficit)	**$3,462.4**	**$6,366.9**	**$517.3**	**$715.4**

Finished 2Q26 with ~$115 million in cash after repaying $60 million of the revolver

Note: The Non-GAAP columns represent a consolidation of the Company's results with those of GPGI Holdings, for consistency with prior consolidated presentation.

20

GPGI | CompoSecure | Husky

GPGI

2Q26 Earnings Per Share and Adjusted Free Cash Flow

Non-GAAP Reconciliation

($ in millions, except per share amounts)

Basic Earnings Per Share

	Three Months Ended June 30, 2026	Three Months Ended June 30, 2025
Net income (loss)	$50.3	($26.1)
Add:		
Provision (benefit) for income taxes	23.3	(1.8)
Mark-to-market adjustments (1)	-	64.1
Stock-based compensation	6.1	5.1
Debt refinance costs and loss on debt extinguishment	(96.2)	-
Husky transactions costs	1.3	-
Loss on remeasurement of TRA liability	6.2	-
Foreign exchange (gain) loss	(1.9)	-
Severance costs	3.6	-
Loss on disposal of assets	0.3	-
Spin-off costs	-	0.6
Fair value inventory step-up	23.6	-
Purchase accounting amortization and depreciation	50.3	
Adjusted net income before tax	$66.9	$41.9
Income tax expense (2)	16.1	13.5
Adjusted net income	$50.8	$28.4
Common shares outstanding used in computing net income per share - basic:		
Class A common shares	289,863,943	102,321,754
Adjusted net income per share - basic	**$0.18**	**$0.28**

Diluted Earnings Per Share

	Three Months Ended June 30, 2026	Three Months Ended June 30, 2025
Adjusted net income	$50.8	$28.4
Common shares outstanding used in computing earnings per share - diluted:	289,863,943	102,321,754
Warrants (3)	-	9,878,000
Equity awards	2,486,887	2,694,000
Total shares outstanding used in computing adjusted earnings per share - diluted	292,350,830	114,893,754
Adjusted net income per share - diluted	**$0.17**	**$0.25**

Adjusted Free Cash Flow

	1Q26	2Q26	YTD
Pro Forma Non-GAAP cash from operations (4,5)	($153.8)	$77.1	($76.7)
Capital expenditures (including software) (5)	(13.2)	(15.4)	(28.6)
Transaction and debt refinancing expenses paid	196.0	1.4	197.4
Pro Forma Adjusted Free Cash Flow	**$29.0**	**$63.1**	**$92.1**

1. *Includes the changes in fair value of warrant liability, make-whole provision of the previously outstanding exchangeable notes of GPGI Holdings (f/k/a CompoSecure Holdings, L.L.C.) (the "Exchangeable Notes") and earnout consideration liability.*
2. *Reflects current and deferred income tax expenses. For the three months ended June 30, 2026, it was calculated by applying the Company's assumed effective tax rate.*
3. *Applies treasury stock method with assumed exercise at average market price. No warrants were outstanding as of the three months ended June 30, 2026.*
4. *1Q26 pro forma Non-GAAP cash from operations computed as GAAP net loss of $235.0mm, plus: $18.0mm pro forma impact of Husky Holdings from January 1, 2026 to January 11, 2026, $63.8mm in depreciation and amortization, $5.3mm in stock-based compensation expense, $1.0mm in amortization of deferred financing costs, $21.9mm loss on remeasurement of TRA Liability, $66.3mm loss on extinguishment of debt, $2.4mm of other expense, $4.0mm deferred tax expense, and $65.6mn of changes in assets and liabilities.*
5. *Reference 2Q26 Statement of Operations on page 17 and 2Q26 Statement of Cash Flows on page 19 for corresponding metrics.*

21

GPGI | CompoSecure | Husky

GPGI

Historical Pro Forma Non-GAAP Results

CompoSecure, Husky, and Corporate Segments

($ in millions)

	1Q24	2Q24	3Q24	4Q24	1Q25	2Q25	3Q25	4Q25	1Q26	2Q26
CompoSecure[1]										
Adjusted Net Sales	$104.0	$108.6	$107.1	$100.9	$103.9	$119.6	$120.9	$117.7	$130.4	$133.6
Pro Forma Adjusted EBITDA	$35.6	$37.7	$38.1	$32.6	$34.8	$48.6	$49.8	$45.6	$47.6	$55.2
Pro Forma Adjusted EBITDA Margin	34.2%	34.7%	35.6%	32.3%	33.5%	40.6%	41.2%	38.8%	36.5%	41.3%
Husky[1]										
Pro Forma Adjusted Net Sales	$314.7	$345.9	$343.1	$490.8	$306.8	$374.1	$367.0	$520.8	$290.8	$339.6
Pro Forma Adjusted EBITDA	$69.7	$86.4	$85.1	$143.8	$63.9	$83.9	$89.6	$136.1	$38.2	$64.9
Pro Forma Adjusted EBITDA Margin	22.1%	25.0%	24.8%	29.3%	20.8%	22.4%	24.4%	26.1%	13.2%	19.1%
Corporate[2]										
Pro Forma Adjusted EBITDA	($1.1)	($1.0)	($1.5)	($2.2)	($1.0)	($2.3)	($2.1)	($2.7)	($3.7)	($6.2)
GPGI, Inc										
Pro Forma Adjusted Net Sales	$418.7	$454.5	$450.2	$591.7	$410.7	$493.7	$487.9	$638.5	$421.2	$473.2
Pro Forma Adjusted EBITDA	$104.2	$123.1	$121.7	$174.2	$97.7	$130.2	$137.3	$179.0	$82.1	$113.9
Pro Forma Adjusted EBITDA Margin	24.9%	27.1%	27.0%	29.4%	23.8%	26.4%	28.1%	28.0%	19.5%	24.1%

1. *Reflects pro forma Management Fees as if the Management Agreements were in effect since January 1, 2024.*
2. *Represents unallocable administrative expenses at the GPGI, Inc. and GPGI Holdings corporate entities.*

22

GPGI | CompoSecure | Husky

GPGI
GREAT POSITIONS | GOOD INDUSTRIES

Historical Pro Forma Non-GAAP Reconciliations

CompoSecure, Husky, and Corporate Segments

($ in millions)

Non-GAAP Reconciliation for CompoSecure[1]	1Q24	2Q24	3Q24	4Q24	1Q25	2Q25	3Q25	4Q25	1Q26	2Q26
Net Income	$26.4	$27.9	$27.8	$28.1	$24.2	$38.9	$39.6	$35.4	$27.5	$54.6
Depreciation and amortization	2.2	2.4	2.3	2.2	2.4	2.5	2.5	2.6	2.5	2.6
Net interest expense (income)	5.8	5.7	5.6	(0.1)	2.3	1.9	1.9	1.8	1.3	(0.1)
Income tax expense (benefit)	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Stock based compensation	4.2	5.0	5.4	5.3	5.6	5.0	5.6	5.7	1.4	2.7
Mark-to-market adjustments	0.3	(0.2)	(0.5)	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Transaction and refinance costs	0.0	0.2	0.9	0.3	1.4	0.2	0.2	0.0	14.4	0.0
Incremental pro-forma management fee	(3.2)	(3.3)	(3.4)	(3.3)	(2.0)	0.0	0.0	0.0	0.0	0.0
Expenses incurred on behalf of Resolute Holdings prior to spin-off	0.0	0.0	0.0	0.0	1.0	0.0	0.0	0.0	0.0	0.0
Severance	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.6	0.2
Management fees recorded in Corporate net income	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	(4.7)
Other	(0.1)	0.0	0.0	0.1	(0.1)	0.1	0.0	0.1	(0.1)	(0.1)
CompoSecure Pro Forma Adjusted EBITDA	**$35.6**	**$37.7**	**$38.1**	**$32.6**	**$34.8**	**$48.6**	**$49.8**	**$45.6**	**$47.6**	**$55.2**

Non-GAAP Reconciliation for Husky[1]	1Q24	2Q24	3Q24	4Q24	1Q25	2Q25	3Q25	4Q25	1Q26	2Q26
Net Income	($32.5)	($65.2)	($21.2)	$46.7	$27.9	$3.4	($111.9)	($32.6)	($201.0)	$19.8
Depreciation and amortization	38.6	38.1	36.9	37.3	36.8	37.5	38.0	38.4	61.3	61.7
Net interest expense (income)	85.4	82.1	72.3	70.5	64.1	64.7	64.6	62.7	35.7	31.6
Income tax expense (benefit)	(10.7)	17.4	0.2	0.1	(63.9)	(38.4)	92.2	4.9	4.4	22.0
Stock based compensation	0.3	0.2	0.4	0.4	0.3	0.4	0.4	0.2	1.9	0.2
Mark-to-market adjustments	0.0	0.0	(8.0)	8.0	(5.0)	0.0	5.0	35.5	0.0	0.0
Transaction costs	0.0	0.0	0.0	0.0	0.0	0.0	0.0	20.9	46.8	0.4
Impairment	0.0	1.8	0.0	0.9	0.0	0.0	0.0	0.0	0.0	0.0
Loss on debt extinguishment	0.0	21.7	0.0	0.0	0.0	0.0	0.0	0.0	93.7	(96.2)
Business transformation and other	(3.0)	(1.3)	13.0	(11.1)	12.7	25.4	10.5	15.0	(3.6)	(1.7)
Platinum management fee	1.5	1.3	1.3	1.6	1.5	1.3	1.3	1.4	0.0	0.0
Severance	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	3.4
Fair value inventory step-up	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	23.6
Incremental pro-forma management fee	(9.9)	(9.7)	(9.8)	(10.6)	(10.5)	(10.4)	(10.5)	(10.3)	(1.2)	0.0
Other	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.2	0.1
Husky Pro Forma Adjusted EBITDA	**$69.7**	**$86.4**	**$85.1**	**$143.8**	**$63.9**	**$83.9**	**$89.6**	**$136.1**	**$38.2**	**$64.9**

Non-GAAP Reconciliation for Corporate[2]	1Q24	2Q24	3Q24	4Q24	1Q25	2Q25	3Q25	4Q25	1Q26	2Q26
Net Income	($9.3)	$5.7	($113.3)	($76.5)	($2.7)	($65.0)	($214.3)	$7.9	($57.9)	($24.1)
Net interest expense (income)	0.0	0.0	0.0	0.0	0.0	0.0	(0.3)	(0.7)	(0.2)	1.5
Income tax expense (benefit)	(0.8)	0.3	0.6	2.1	27.0	(1.8)	29.8	(16.0)	(19.4)	1.2
Stock based compensation	0.2	0.2	0.2	0.7	0.1	0.1	0.2	0.2	2.0	3.3
Mark-to-market adjustments	8.9	(7.5)	108.9	62.0	(29.2)	64.2	179.8	(1.8)	1.4	0.0
Loss on measurement of TRA liability	0.0	0.0	0.0	0.0	0.0	0.0	0.0	3.5	21.9	6.2
Transaction and refinance costs	0.0	0.4	2.0	5.8	3.6	0.2	2.6	4.3	48.4	1.0
Additional earnout costs	0.0	0.0	0.0	3.7	0.0	0.0	0.0	0.0	0.0	0.0
CompoSecure management fees	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	4.7
Other	(0.1)	(0.1)	0.1	0.0	0.2	0.0	0.1	(0.1)	0.1	0.0
Corporate Pro Forma Adjusted EBITDA	**($1.1)**	**($1.0)**	**($1.5)**	**($2.2)**	**($1.0)**	**($2.3)**	**($2.1)**	**($2.7)**	**($3.7)**	**($6.2)**
GPGI Pro Forma Adjusted EBITDA	**$104.2**	**$123.1**	**$121.7**	**$174.2**	**$97.7**	**$130.2**	**$137.3**	**$179.0**	**$82.1**	**$113.9**

1. *Reflects pro forma Management Fees as if the Management Agreements were in effect since January 1, 2025.*
2. *Represents unallocable administrative expenses at the GPGI, Inc. and GPGI Holdings corporate entities.*

23

Investor Relations Contact ir@gpgi.com